Buffalo Discovery Fund
Schedule of Investments
June 30, 2022 (Unaudited)

Shares or Face Amount		Fair Value*
	COMMON STOCKS - 95.61%
	Communication Services - 2.85%
	Entertainment - 1.55%
134,915	Take-Two Interactive Software, Inc. (a)	$16,531,135

	Interactive Media & Services - 1.30%
246,617	CarGurus, Inc. (a)	5,299,799
482,245	Eventbrite, Inc. (a)	4,952,656
50,839	Match Group, Inc. (a)	3,542,970
		13,795,425
	Total Communication Services (Cost $42,304,940)	30,326,560

	Consumer Discretionary - 11.21%
	Auto Components - 1.16%
138,931	Aptiv PLC - ADR (a)(b)	12,374,584

	Hotels, Restaurants & Leisure - 4.98%
7,682	Chipotle Mexican Grill, Inc. (a)	10,042,371
77,294	Darden Restaurants, Inc.	8,743,497
623,684	Everi Holdings Inc. (a)	10,172,286
486,915	MGM Resorts International	14,096,189
329,120	Penn National Gaming, Inc. (a)	10,011,831
		53,066,174
	Internet & Direct Marketing Retail - 1.13%
127,210	Expedia Group, Inc. (a)	12,063,325

	Leisure Products - 1.08%
564,308	Callaway Golf Co. (a)	11,511,883

	Specialty Retail - 1.92%
75,255	Five Below, Inc. (a)	8,536,175
61,494	Tractor Supply Co.	11,920,612
		20,456,787
	Textiles, Apparel & Luxury Goods - 0.94%
38,975	Deckers Outdoor Corp. (a)	9,952,266
	Total Consumer Discretionary (Cost $131,185,063)	119,425,019

	Financials - 7.13%
	Banks - 0.79%
235,962	Citizens Financial Group, Inc.	8,421,484

	Capital Markets - 4.83%
86,940	Intercontinental Exchange, Inc.	8,175,838
58,995	MSCI, Inc.	24,314,789
49,304	S&P Global, Inc.	16,618,406
100,000	TPG, Inc.	2,391,000
		51,500,033
	Diversified Financial Services - 1.51%
145,229	Global Payments Inc.	16,068,137
	Total Financials (Cost $48,025,936)	75,989,654

	Health Care - 20.61%
	Biotechnology - 3.89%
239,815	Horizon Therapeutics Plc - ADR (a)(b)	19,127,644
85,785	Ligand Pharmaceuticals, Inc. (a)	7,653,738
413,235	Natera, Inc. (a)	14,645,048
		41,426,430
	Health Care Equipment & Supplies - 4.93%
188,200	Alcon, Inc. - ADR (b)	13,153,298
402,930	Boston Scientific Corp. (a)	15,017,201
125,301	Edwards Lifesciences Corp. (a)	11,914,872
546,634	Figs, Inc. (a)	4,979,836
21,408	IDEXX Laboratories, Inc. (a)	7,508,428
		52,573,635
	Health Care Providers & Services - 2.05%
208,187	agilon health, Inc. (a)	4,544,722
282,015	HealthEquity, Inc. (a)	17,312,901
		21,857,623
	Health Care Technology - 1.42%
147,726	Doximity, Inc. (a)	5,143,819
50,362	Veeva Systems, Inc. (a)	9,973,691
		15,117,510
	Life Sciences Tools & Services - 6.81%
92,777	Agilent Technologies, Inc.	11,019,124
695,068	Avantor, Inc. (a)	21,616,615
21,380	Bio-Rad Laboratories, Inc. (a)	10,583,100
66,415	Charles River Laboratories International, Inc. (a)	14,210,818
69,929	ICON PLC. - ADR (a)(b)	15,153,614
		72,583,271
	Pharmaceuticals - 1.51%
149,427	Catalent, Inc. (a)	16,032,023
	Total Health Care (Cost $211,901,915)	219,590,492

	Industrials - 17.78%
	Building Products - 1.43%
284,693	Builders FirstSource, Inc. (a)	15,288,014

	Commercial Services & Supplies - 1.65%
161,906	Copart, Inc. (a)	17,592,706

	Construction & Engineering - 1.48%
219,480	MasTec, Inc. (a)	15,727,937

	Electrical Equipment - 4.22%
181,948	AMETEK, Inc.	19,994,266
70,952	Generac Holdings, Inc. (a)	14,941,072
606,572	Shoals Technologies Group, Inc. (a)	9,996,306
		44,931,644
	Machinery - 1.14%
289,295	Ingersoll Rand, Inc.	12,173,534

	Professional Services - 5.01%
274,660	CoStar Group, Inc. (a)	16,592,211
161,095	TransUnion	12,885,989
511,765	Upwork, Inc. (a)	10,583,300
77,117	Verisk Analytics, Inc.	13,348,181
		53,409,681
	Road & Rail - 0.53%
275,000	Uber Technologies, Inc. (a)	5,626,500

	Trading Companies & Distributors - 2.32%
242,406	Fastenal Co.	12,100,907
117,666	WESCO International, Inc. (a)	12,602,029
		24,702,936
	Total Industrials (Cost $142,035,307)	189,452,952

	Information Technology - 32.44%
	Communications Equipment - 5.14%
81,317	Arista Networks Inc. (a)	7,622,656
429,285	Calix, Inc. (a)	14,655,790
256,473	Ciena Corp. (a)	11,720,816
72,710	F5 Networks, Inc. (a)	11,127,538
121,921	Lumentum Holdings, Inc. (a)	9,682,966
		54,809,766
	Electronic Equipment, Instruments & Components - 3.77%
168,001	Amphenol Corp. - Class A	10,815,904
118,585	Keysight Technologies, Inc. (a)	16,346,942
414,816	National Instruments Corp.	12,954,704
		40,117,550
	IT Services - 4.37%
30,459	EPAM Systems, Inc. (a)	8,978,704
51,350	FleetCor Technologies, Inc. (a)	10,789,148
256,630	GoDaddy, Inc. - Class A (a)	17,851,183
527,402	TaskUS, Inc. (a)	8,891,998
		46,511,033
	Semiconductors & Semiconductor Equipment - 4.87%
139,537	Azenta, Inc.	10,060,618
25,048	KLA-Tencor Corporation	7,992,316
85,915	Micron Technology, Inc.	4,749,381
135,606	Semtech Corp. (a)	7,454,262
28,861	SolarEdge Technologies, Inc. (a)	7,898,678
135,509	Universal Display Corp.	13,705,380
		51,860,635
	Software - 14.29%
35,931	Aspen Technology, Inc. (a)	6,599,806
62,119	Autodesk, Inc. (a)	10,681,983
123,540	Avalara, Inc. (a)	8,721,924
603,586	DoubleVerify Holdings, Inc. (a)	13,683,295
77,904	Guidewire Software, Inc. (a)	5,530,405
26,510	Palo Alto Networks, Inc. (a)	13,094,350
145,000	RingCentral, Inc. (a)	7,577,700
152,396	Splunk, Inc. (a)	13,480,950
53,058	Synopsys, Inc. (a)	16,113,715
443,540	Tenable Holdings, Inc. (a)	20,141,151
235,826	The Trade Desk, Inc. - Class A (a)	9,878,751
34,921	Tyler Technologies, Inc. (a)	11,610,534
516,835	Varonis Systems, Inc. (a)	15,153,602
		152,268,166
	Total Information Technology (Cost $358,252,373)	345,567,150

	Materials - 3.59%
	Chemicals - 1.63%
64,526	Ecolab Inc.	9,921,518
25,985	Linde PLC - ADR (b)	7,471,467
		17,392,985
	Construction Materials - 1.65%
58,863	Martin Marietta Materials, Inc.	17,614,164

	Metals & Mining - 0.31%
213,559	Cleveland-Cliffs, Inc. (a)	3,282,402
	Total Materials (Cost $39,005,930)	38,289,551

	TOTAL COMMON STOCKS (Cost $972,711,464)	1,018,641,378

	REITS - 1.53%
	Real Estate - 1.53%
	Equity Real Estate Investment Trusts (REITs) - 1.53%
16,389	Equinix Inc.	10,767,901
17,185	SBA Communications Corp.	5,500,059
	Total Real Estate (Cost $15,775,806)	16,267,960

	TOTAL REITS (Cost $15,775,806)	16,267,960

	SHORT TERM INVESTMENTS - 2.27%
	Investment Company - 2.27%
24,221,233	Fidelity Investments Money Market Funds - Government Portfolio - Class I - 1.21% (c)	24,221,233
	Total Investment Company	24,221,233

	TOTAL SHORT TERM INVESTMENTS (Cost $24,221,233)	24,221,233

	Total Investments (Cost ($1,012,708,503) - 99.41%	1,059,130,571
	Other Assets in Excess of Liabilities - 0.59%	6,296,224
	TOTAL NET ASSETS - 100.00%	$1,065,426,795

ADR — American Depositary Receipt
PLC — Public Limited Company
(a)	Non Income Producing.
(b)	Foreign Issued Security. The total value of these securities amounted to $67,280,607 (6.31% of net assets) at June 30, 2022.
(c)	The rate quoted is the annualized seven-day effective yield as of June 30, 2022.
*	See the accompanying Notes to Financial Statements regarding valuation of securities.

The Global Industry Classification Standard (GICS) was developed by and/or is the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P and has been licensed for use by U.S. Bancorp Fund Services, LLC.

INVESTMENT VALUATION

Equity securities and debt securities traded on a national securities exchange or national market, except those traded using the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”), are valued at the latest sales price thereof, or if no sale was reported on that date, the mean between the most recent quoted bid and ask price is used. All equity securities that are traded using NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”), which may not necessarily represent the last sales price. If there has been no sale on such exchange or on NASDAQ on such day, the security is valued at the mean between the most recent quoted bid and ask price.

When market quotations are not readily available, any security or other asset is valued at its fair value as determined in good faith under procedures approved by the Board of Trustees (the “Board”). If events occur that will affect the value of a Fund’s portfolio securities before the net asset value (“NAV”) has been calculated (a “significant event”), the security will generally be priced using a fair value procedure. The Board has adopted specific procedures for valuing portfolio securities and delegated the responsibility of fair value determinations to the Valuation Committee. Some of the factors that may be considered by the Valuation Committee in determining fair value are fundamental analytical data relating to the investment; the nature and duration of any restriction on the position; trading in similar securities of the same issuer or comparable companies; information from broker-dealers; and an evaluation of the forces that influence the market in which the securities are purchased or sold. As of June 30, 2022, the Fund did not hold fair valued securities.

Debt securities with remaining maturities of 60 days or less are normally valued at the last reported sale price. If there is no trade on the particular day, then the security will be priced at the mean between the most recent bid and ask prices.

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Funds may invest in restricted securities that are consistent with the Funds’ investment objectives and investment strategies. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Funds or in connection with another registered offering of the securities. Investments in restricted securities are valued utilizing the Funds’ corporate bond valuation policies.

FOREIGN INVESTMENT RISK

Investing in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instInvesting in securities of foreign corporations and governments involves additional risks relating to: political, social, religious and economic developments abroad; market instability; fluctuations in foreign exchange rates; different regulatory requirements, market practices, accounting standards and practices; and less publicly available information about foreign issuers. Additionally, these investments may be less liquid, carry higher brokerage commissions and other fees, and procedures and regulations governing transactions and custody in foreign markets also may involve delays in payment, delivery or recovery of money or investments. Investments in common stocks of U.S. companies with international operations, and the purchase of sponsored or unsponsored ADRs (American Depositary Receipt) carry similar risks. In addition to risks associated with investing in foreign securities, there are special risks associated with investments in China and Hong Kong, including exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations, differing legal standards and rapid fluctuations in inflation and interest rates. The Chinese government could, at any time, alter or discontinue economic reform programs implemented since 1978.

Summary of Fair Value Exposure at June 30, 2022

In accordance with FASB ASC 820, Fair Value Measurements (“ASC 820”), fair value is defined as the price that a Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — Valuations based on quoted prices for investments in active markets that a Fund has the ability to access at the measurement date. Valuation adjustments are not applied to Level 1 investments.

Level 2 — Valuations based on other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.).
Level 3 —Valuations based on significant unobservable inputs (including a Fund’s own assumptions and judgment in determining the fair value of investments).

Inputs that are used in determining fair value of an investment may include price information, credit data, volatility statistics, and other factors. These inputs can be either observable or unobservable. The availability of observable inputs can vary between investments, and is affected by various factors such as the type of investment, and the volume and level of activity for that investment or similar investments in the market place. The inputs will be considered by Kornitzer Capital Management (“Advisor”), along with any other relevant factors in the calculation of an investment’s fair value. The Funds use prices and inputs that are current as of the measurement date, which may include periods of market dislocations. During these periods, the availability of prices and inputs may be reduced for many investments. This condition could cause an investment to be reclassified between the various levels within the hierarchy.

Non-U.S. equity securities actively traded in foreign markets may be reflected in Level 2 despite the availability of closing prices, because the Funds evaluate and determine whether those closing prices reflect fair value at the close of the NYSE or require adjustment, as described above and in the Foreign Investment Risk note above.

Investments falling into the Level 3 category are primarily supported by quoted prices from brokers and dealers participating in the market for those investments. However, these may be classified as Level 3 investments due to lack of market transparency and corroboration to support these quoted prices. Additionally, valuation models may be used as the pricing source for any remaining investments classified as Level 3. These models rely on one or more significant unobservable inputs and/or significant assumptions made by the Valuation Committee. Inputs used in valuations may include, but are not limited to, financial statement analysis, capital account balances, discount rates and estimated cash flows, and comparable company data.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurement of applicable Fund assets and liabilities by level within the fair value hierarchy as of June 30, 2022. These assets are measured on a recurring basis.

Buffalo Discovery Fund
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,018,641,378	-	-	$1,018,641,378
REITs	16,267,960	-	-	16,267,960
Short Term Investments	24,221,233	-	-	24,221,233
Total*	$1,059,130,571	$-	-	$1,059,130,571

* Additional information regarding the industry and/or geographical classification of these investments is disclosed in the schedule of investments.

TRANSACTIONS WITH AFFILIATES
Investments representing 5% or more of the outstanding voting securities of a portfolio company result in that company being considered an affiliated company, as defined in the 1940 Act. There were no affiliated companies held in any of the Buffalo Funds during the period ended June 30, 2022.

FOREIGN CURRENCY TRANSLATION
Values of investments denominated in foreign currencies are converted into U.S. dollars using a spot market rate of exchange on the day of valuation. Purchases and sales of investments and dividend and interest income are translated to U.S. dollars using a spot market rate of exchange prevailing on the respective dates of such transactions. The portion of security gains or losses resulting from changes in foreign exchange rates is included with net realized and unrealized gain or loss from investments, as appropriate, for both ﬁnancial reporting and tax purposes.

PURCHASED AND WRITTEN OPTIONS CONTRACTS
The Fund may purchase and write call or put options on securities and indices and enter into related closing transactions. As a holder of a call option, a Fund has the right, but not the obligation, to purchase a security at the exercise price during the exercise period. As the writer of a call option, a Fund has the obligation to sell the security at the exercise price during the exercise period. The Fund did not hold purchased or written call options as of June 30, 2022. The Fund’s maximum payout in the case of written call option contracts cannot be determined. As a holder of a put option, a Fund has the right, but not the obligation, to sell a security at the exercise price during the exercise period. As the writer of a put option, a Fund has the obligation to buy the underlying security at the exercise price during the exercise period. The Fund did not hold any purchased or written put options as of June 30, 2022.  The premium that a Fund pays when purchasing an option or receives when writing an option will reﬂect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the market value of an option at the time of purchase.  A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a speciﬁed amount of a security at a ﬁxed price (the exercise price) during a speciﬁed period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.  Exchange traded options are valued at the composite price, using the National Best Bid and Oﬀer quotes (“NBBO”). NBBO consists of the highest bid prices and lowest ask prices across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Speciﬁcally, composite pricing looks at the last trades on the exchanges where the options are traded. If there are no trades for the option on a given business day, composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded. Non exchange traded options also will be valued at the mean between the last bid and ask quotations. For options where market quotations are not readily available, a fair value shall be determined as set forth in the Fund’ fair valuation guidelines.  The Fund may use options with the objective to generate income as a non-principal investment strategy. A risk of using derivatives is that the counterparty to a derivative may fail to comply with their obligation to the Fund.